UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2021

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 725-4477

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common stock, $0.001 Par Value	CNC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On January 4, 2021, Centene Corporation (the "Company") and Magellan Health, Inc. issued a joint press release announcing their entry into a defenitive merger agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

In addition, on January 4, 2021, the Company held a conference call and made a simultaneous presentation to investors to discuss the announcement of the merger agreement. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.

The information under this Item 7.01, along with Exhibit 99.1 and Exhibit 99.2 attached hereto, are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of Exhibit 99.1 and Exhibit 99.2 attached hereto is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated January 4, 2021

99.2	Investor Presentation, dated January 4, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement of Forward-Looking Statements

All statements, other than statements of current or historical fact, contained in this communication are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof). Centene Corporation (the “Company”, “Centene,” “our”, or “we”) intends such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about our future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of our proposed acquisition (the “Transaction”) of Magellan Health, Inc. (“Magellan Health”), our recently completed acquisition (the “WellCare Acquisition”) of WellCare Health Plans, Inc. (“WellCare”), other recent and future acquisitions, investments and the adequacy of our available cash resources.

These forward-looking statements reflect our current views with respect to future events and are based on numerous assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors we believe appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.

All forward-looking statements included in this communication are based on information available to us on the date hereof. Except as may be otherwise required by law, we undertake no obligation to update or revise the forward-looking statements included in this communication, whether as a result of new information, future events or otherwise, after the date hereof. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including but not limited to: the risk that regulatory or other approvals required for the Transaction may be delayed or not obtained or are obtained subject to conditions that are not anticipated that could require the exertion of management’s time and our resources or otherwise have an adverse effect on the Company; the risk that Magellan Health’s stockholders do not adopt the merger agreement; the possibility that certain conditions to the consummation of the Transaction will not be satisfied or completed on a timely basis and accordingly the Transaction may not be consummated on a timely basis or at all;  the impact of COVID-19 on global markets, economic conditions, the healthcare industry and our results of operations, which is unknown, and the response by governments and other third parties; uncertainty as to the expected financial performance of the combined company following completion of the Transaction; uncertainty as to our expected financial performance during the period of integration of the WellCare Acquisition; the possibility that the expected synergies and value creation from the Transaction or the WellCare Acquisition will not be realized, or will not be realized within the expected time period; the exertion of management’s time and our resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for the Transaction; the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Transaction or the integration of the WellCare Acquisition or that the integration of Magellan Health or WellCare will be more difficult or time consuming than expected; the risk that potential litigation in connection with the Transaction may affect the timing or occurrence of the Transaction or result in significant costs of defense, indemnification and liability; a downgrade of the credit rating of our indebtedness, which could give rise to an obligation to redeem existing indebtedness; unexpected costs, charges or expenses resulting from the Transaction or the WellCare Acquisition; the possibility that competing offers will be made to acquire Magellan Health; the inability to retain key personnel; disruption from the announcement, pendency and/or completion of the Transaction or the integration of the WellCare Acquisition, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; the risk that, following the Transaction, the combined company may not be able to effectively manage its expanded operations; our ability to accurately predict and effectively manage health benefits and other operating expenses and reserves, including fluctuations in medical utilization rates due to the impact of COVID-19; competition; membership and revenue declines or unexpected trends; changes in healthcare practices, new technologies, and advances in medicine; increased healthcare costs; changes in economic, political or market conditions; changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act (ACA) and the Health Care and Education Affordability Reconciliation Act, collectively referred to as the ACA and any regulations enacted thereunder that may result from changing political conditions or judicial actions, including the ultimate outcome in “Texas v. United States of America” regarding the constitutionality of the ACA; rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting our government businesses; our ability to adequately price products on the Health Insurance Marketplaces and other commercial and Medicare products; tax matters; disasters or major epidemics; the outcome of legal and regulatory proceedings; changes in expected contract start dates; provider, state, federal, foreign and other contract changes and timing of regulatory approval of contracts; the expiration, suspension, or termination of our contracts with federal or state governments (including but not limited to Medicaid, Medicare, TRICARE or other customers); the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; challenges to our contract awards; cyber-attacks or other privacy or data security incidents; the possibility that the expected synergies and value creation from acquired businesses, including businesses we may acquire in the future, will not be realized, or will not be realized within the expected time period; the exertion of management’s time and our resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for acquisitions; disruption caused by significant completed and pending acquisitions, including, among others, the WellCare Acquisition, making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred in connection with the completion and/or integration of acquisition transactions; changes in expected closing dates, estimated purchase price and accretion for acquisitions; the risk that acquired businesses will not be integrated successfully; restrictions and limitations in connection with our indebtedness; our ability to maintain or achieve improvement in the Centers for Medicare and Medicaid Services (CMS) Star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; availability of debt and equity financing, on terms that are favorable to us; inflation; foreign currency fluctuations and risks and uncertainties discussed in the reports that the Company has filed with the Securities and Exchange Commission.

This list of important factors is not intended to be exhaustive. We discuss certain of these matters more fully, as well as certain other factors that may affect our business operations, financial condition and results of operations, in our filings with the Securities and Exchange Commission (SEC), including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, we cannot give assurances with respect to our future performance, including without limitation our ability to maintain adequate premium levels or our ability to control our future medical and selling, general and administrative costs.

Important Additional Information and Where to Find It

In connection with the Transaction, Magellan Health intends to file with the SEC a proxy statement for its stockholders (the “Proxy Statement”). Magellan Health will send the Proxy Statement to its stockholders and may file other documents regarding the Transaction with the SEC. This communication is not a substitute for the Proxy Statement or any other document that Magellan Health may send to its stockholders in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF MAGELLAN HEALTH ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MAGELLAN HEALTH, THE TRANSACTION AND RELATED MATTERS. Investors and security holders of Magellan Health will be able to obtain free copies of the Proxy Statement and other documents (including any amendments or supplements thereto) containing important information about Magellan Health once those documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Magellan Health makes available free of charge at www.magellanhealth.com copies of materials it files with, or furnishes to, the SEC.

Participants In The Solicitation

Centene and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Magellan Health, Inc. in connection with the Transaction.

Information about the directors and executive officers of Centene is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 18, 2020, its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 13, 2020, and on its website at www.centene.com.

Investors may obtain additional information regarding the interests of such participants, which may, in some cases, be different than those of Magellan Health’s stockholders generally, and a description of their direct and indirect interests, by security holdings or otherwise, by reading the Proxy Statement and other materials to be filed with the SEC in connection with the Transaction when they become available. You may obtain these documents free of charge through the website maintained by the SEC at www.sec.gov and from the websites of Centene or Magellan Health as described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2021	CENTENE CORPORATION

	By:	/s/ Jeffrey Schwaneke
		Name:	Jeffrey Schwaneke
		Title:	Chief Financial Officer